HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated February 22, 2013 to your Prospectus

1.  FUND NAME CHANGE

Effective January 28, 2013, the following name change was made to your Prospectus:

Old Name	New Name
Allianz NFJ International Value Fund - Class A	AllianzGI NFJ International Value Fund – Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  FUND NAME CHANGE

PYXIS PREMIER GROWTH EQUITY FUND – CLASS A

Effective February 8, 2013, the following name change was made to your Prospectus:

Old Name	New Name
Pyxis Premier Growth Equity Fund - Class A	Highland Premier Growth Equity Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

3.  INVESTMENT ADVISER CHANGE

PYXIS PREMIER GROWTH EQUITY FUND – CLASS A

Effective February 8, 2013, Highland Capital Management Fund Advisors, L.P. replaced Pyxis Capital, L.P. as the Fund’s investment adviser.

4.  FUND CLOSURES

Effective March 22, 2013, the following fund sub-accounts are closed to new and subsequent Contributions and transfers of Participant Account values:

LifePath 2025 Portfolio® - Institutional Shares

LifePath 2035 Portfolio® - Institutional Shares

LifePath 2045 Portfolio® - Institutional Shares

LifePath 2055 Portfolio® - Institutional Shares

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.